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                                                                    EXHIBIT 10.4

                      AMENDMENT TO CONSULTING AGREEMENT

         THIS AMENDMENT TO CONSULTING AGREEMENT (this "AMENDMENT") is made as of the 16th day of October, 1996, by and between Atlantic Beverage Company, Inc., a Delaware corporation (the "COMPANY"), STERLING ADVISORS, L.P., a Delaware limited partnership ("STERLING") and ELFMAN VENTURE PARTNERS, INC., an Illinois corporation ("EVP"). Sterling and EVP are hereinafter referred to together as the "MANAGERS".

         WHEREAS, effective as of March 15, 1996, the Company and the Managers entered into a Consulting Agreement (the "AGREEMENT") which provided for the Managers rendering consulting services to the Company in consideration for payment of fees and other consideration therefore, all on terms more specifically enumerated in the Agreement; and

         WHEREAS, capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement; and

         WHEREAS, the Company and the Managers have agreed to amend the Agreement as set forth herein, all according to the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties hereto do hereby agree as follows:

         1. Amendment. Section 4C of the Agreement is hereby amended by adding the following sentence to the end of said Section:

                 "Notwithstanding the foregoing, in the event that the Company, either directly or indirectly, acquires or merges with the (i) business now known as Grogan's Farm, Inc. or Grogan's Sausage, Inc., the $50,000 increase in the Base Fee shall not commence until January 1, 1997, and (ii) business now known as "Partin's Country Sausage", there shall be no increase in the Base Fee."

         2. Continued Effectiveness of Agreement. Except as expressly amended hereby, the Agreement shall continue in full force and effect.





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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first written above.

STERLING ADVISORS, L.P.
  By Sterling Group, Inc.




By /s/ STEVEN M. TASLITZ
   ---------------------
   Steven M. Taslitz, President

ELFMAN VENTURE PARTNERS, INC.




By /s/ MERRICK M. ELFMAN
   ---------------------
   Merrick M. Elfman, President

ATLANTIC BEVERAGE COMPANY, INC.




By /s/ MERRICK M. ELFMAN
   ---------------------
   Merrick M. Elfman, Chairman





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